UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2014

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, GA		30097
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 31, 2014 Saia, Inc. issued a press release announcing its fourth quarter 2013 results. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, of the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

99.1	Press release of Saia, Inc. dated January 31, 2014 announcing results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.

Date: January 31, 2014	/s/ James A. Darby James A. Darby Vice President of Finance and Chief Financial Officer